   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2005
                                                   REGISTRATION NOS.:  33-63685
                                                                        811-7377
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                        POST-EFFECTIVE AMENDMENT NO. 14                    [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                             [X]
                                AMENDMENT NO. 15                           [X]
                             ---------------------
                   MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                             ---------------------
                             AMY R. DOBERMAN, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------
                                   COPY TO:

        CARL FRISCHLING, ESQ.                            STUART M. STRAUSS, ESQ.
 KRAMER LEVIN NAFTALIS & FRANKEL LLP                     CLIFFORD CHANCE US LLP
           919 THIRD AVENUE                               31 WEST 52ND STREET
       NEW YORK, NEW YORK 10022                         NEW YORK, NEW YORK 10019

                             ---------------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                      Immediately upon filing pursuant to paragraph (b)
               ------
                      On (date) pursuant to paragraph (b)
               ------
                      60 days after filing pursuant to paragraph (a)(1)
               ------
                 X    On March 30, 2005 pursuant to paragraph a(1)
               ------
                      75 days after filing pursuant to paragraph (a)(2)
               ------
                      On (date) pursuant to paragraph (a)(2) of Rule 485.
               ------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                           This post-effective amendment designates a new
                    ------ effective date for a previously filed post-effective amendment.
================================================================================

                                                               [GRAPHIC OMITTED]
                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                    Capital Opportunities Trust

                A mutual fund that seeks long-term capital appreciation

[GRAPHIC OMITTED]
Morgan Stanley

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                  March 30, 2005

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS....................................... Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

      The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
[GRAPHIC OMITTED]

Morgan Stanley Capital Opportunities Trust seeks long-term capital appreciation.

[SIDEBAR]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[END SIDEBAR]

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]

The Fund will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap
Growth Index, which as of December 31, 2004 was approximately $   million to
$   billion. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors
Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment
Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund's investments may include foreign securities, investment grade fixed-income securities and forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the
Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

                                                                               1

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS.  A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

OTHER RISKS.  The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in equity securities of small or large companies, foreign securities, forward foreign currency exchange contracts and its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[SIDEBAR]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past eight calendar years.
[END SIDEBAR]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

1997    10.97%
1998    62.71%
1999   124.60%
2000   -35.73%
2001   -39.37%
2002   -46.54%
2003    39.91%
2004

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar
quarter was      % (quarter ended     ,     ) and the lowest return for a
calendar quarter was      % (quarter ended     ,     ).

                                                                               3

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

[SIDEBAR]
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[END SIDEBAR]

                                                  PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
                                                -------------- --------------- --------------

  Class A(1): Return Before Taxes                        %               %               %
  Russell 3000 Growth Index(2)                           %               %               %
  S&P MidCap 400 Index(3)                                %               %               %
  Lipper Mid-Cap Growth Index(4)                         %               %               %
  Class B(1): Returns Before Taxes                       %               %               %
     Returns After Taxes on Distributions(5)             %               %               %
     Returns After Taxes on Distributions and
     Sale of Fund Shares                                 %               %               %
  Russell 3000 Growth Index(2)                           %               %               %
  S&P MidCap 400 Index(3)                                %               %               %
  Lipper Mid-Cap Growth Index(4)                         %               %               %
  Class C(1): Return Before Taxes                        %               %               %
  Russell 3000 Growth Index(2)                           %               %               %
  S&P MidCap 400 Index(3)                                %               %               %
  Lipper Mid-Cap Growth Index(4)                         %               %               %
  Class D(1): Return Before Taxes                        %               %               %
  Russell 3000 Growth Index(2)                           %               %               %
  S&P MidCap 400 Index(3)                                %               %               %
  Lipper Mid-Cap Growth Index(4)                         %               %               %

(1)   Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on February 27, 1996.

(2)   The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's benchmark was changed from the Standard and Poor's MidCap 400 Index to the Russell 3000
      Growth Index to more accurately reflect the Fund's investable universe.

(3)   The Standard and Poor's MidCap 400 Index (S&P MidCap 400) is a
      market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)   The Lipper Mid-Cap Growth Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are

not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee as described below. See the "Share Class
Arrangements" section for further fee and expense information. SHAREHOLDER FEES

[SIDEBAR]
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
[END SIDEBAR]

                                                                 CLASS A          CLASS B          CLASS C        CLASS D
                                                                 -------          -------          -------        -------

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                                 5.25%(1)         None              None           None
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                            None(2)          5.00%(3)         1.00%(4)        None

ANNUAL FUND OPERATING EXPENSES

                                               CLASS A       CLASS B       CLASS C       CLASS D
                                               -------       -------       -------       -------
  Management fee*                                   %             %             %             %
  Distribution and service (12b-1) fees             %             %             %         None
  Other expenses*                                   %             %             %             %
  Total annual Fund operating expenses              %             %             %             %

*     Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                                                                               5

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                        IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
             ---------------------------------------------- ----------------------------------------------
               1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------

   Class A    $          $           $           $           $          $           $           $
   Class B    $          $           $           $           $          $           $           $
   Class C    $          $           $           $           $          $           $           $
   Class D    $          $           $           $           $          $           $           $

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE.  Effective March 1, 2005, Morgan Stanley DW Inc. will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your
Morgan Stanley Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

OTHER INVESTMENTS.  The Fund also may invest up to 35% of its net assets in investment grade fixed-income securities. It also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER.  The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the
Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the
Fund's shareholders. See the sections on "Distributions" and "Tax
Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

FIXED-INCOME SECURITIES.  All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities goes down. When the general level of interest rates goes down, the prices of most fixed-income securities goes up.

FOREIGN SECURITIES.  The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S.
companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.
In addition, differences in clearance

                                                                               7

and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Despositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]

[SIDEBAR]
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $  billion in assets under management or administration as of February 28, 2005.
[END SIDEBAR]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Investment Adviser's Small/Mid-Cap
Growth team. Current members of the team include Dennis P. Lynch, a Managing
Director of the Investment Adviser and David S. Cohen, an Executive Director of
the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.75% of the portion of daily net assets not exceeding
$500 million;

0.725% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.70% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.675% of the portion of daily net assets exceeding $3 billion. For the fiscal year ended November 30, 2004, the
Fund paid total compensation to the Investment Adviser amounting to     % of
the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding
$500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by
Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

                                                                               9

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments. With respect to securities that are primarily listed on foreign exchanges, the value of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
[GRAPHIC OMITTED]

[SIDEBAR]
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[END SIDEBAR]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust or the "Transfer Agent," in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Effective March 1, 2005, Morgan Stanley DW Inc. will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your
Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              11

MINIMUM INVESTMENT AMOUNTS

[SIDEBAR]
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about
this service.
[END SIDEBAR]

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL    ADDITIONAL
                                                                               ------------  -------------

  Regular Account                                                                $   1,000   $   100
  Individual Retirement Account                                                  $   1,000   $   100
  Coverdell Education Savings Account                                            $     500   $   100
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)     $     100*  $   100*

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.  To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND.  In addition to buying additional Fund shares for an existing account by contacting your Morgan
Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o    Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
     (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Capital
     Opportunities Trust.

o    Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
     City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each
Morgan Stanley Fund's designation as a Multi-Class Fund,

No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not
listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment, (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES.  You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market
Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES.  For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York
Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

CONSIDERATIONS OF EXCHANGES.  If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

                                                                              13

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES.  Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES.  See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

OPTIONS          PROCEDURES
---------------- ------------------------------------------------------------------------------------------------

By Letter        If you are requesting payment to anyone other than the registered owner(s) or that payment be
(Continued)      sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                 Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-----------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                 Arrangements" section of this Prospectus.
                 To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-----------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES.  After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Effective March 1, 2005, Morgan Stanley DW Inc. will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based

                                                                              15

accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS.  Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE.  If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES.  The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b)
Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered
Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]

[SIDEBAR]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and
Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and
December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to
Sell Shares" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i)
has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the
Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective

                                                                              17

intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.
Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.
However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES.  Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS
[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS   SALES CHARGE                                                                              MAXIMUM ANNUAL 12B-1 FEE

   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.0% CDSC if sold
          during the first 18 months*                                                                        0.25%
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years                           1.00%
   C      1.0% CDSC during the first year                                                                    1.00%
   D      None                                                                                               None

*     Shares purchased without an initial sales charge prior to December 1,
      2004 will be subject to a 1.0% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount),
CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at
Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members

                                                                              19

of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site,
www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES
Class A shares are sold at net asset value plus an initial sales charge of up to
5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1,
2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[SIDEBAR]
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[END SIDEBAR]

                                                   FRONT-END SALES CHARGE
                                      --------------------------------------------------
                                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE     OF NET AMOUNT INVESTED
------------------------------------  -----------------------  -------------------------

  Less than $25,000                            5.25%                     5.54%
  $25,000 but less than $50,000                4.75%                     4.99%
  $50,000 but less than $100,000               4.00%                     4.17%
  $100,000 but less than $250,000              3.00%                     3.09%
  $250,000 but less than $500,000              2.50%                     2.56%
  $500,000 but less than $1 million            2.00%                     2.04%
  $1 million and over                          0.00%                     0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o    A single account (including an individual, trust or fiduciary account).

o    Family member accounts (limited to spouse, and children under the age of
     21).

o    Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Employer sponsored and individual retirement accounts (including IRA,
     Keogh, 401(k), 403(b), 408(k), and 457(b) plans).

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC
Funds. Shareholders also may combine such purchases made in a single transaction by family members (limited to spouse, and children under the age of
21).

RIGHT OF ACCUMULATION.  You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds and shares of FSC Funds equal to at least $5 million
(or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.

LETTER OF INTENT.  The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1)
and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of
Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated
investment goal.

                                                                              21

OTHER SALES CHARGE WAIVERS.  In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o    A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o    Qualified state tuition plans described in Section 529 of the Internal
     Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan
     Stanley serves as recordkeeper under an alliance or similar agreement with
     Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible
     Plans").

o    A Morgan Stanley Eligible Plan whose Class B shares have converted to Class
     A shares, regardless of the plan's asset size or number of eligible employees.

o    Insurance company separate accounts that have been approved by the Fund's distributor.

o    Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o    Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES
Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[SIDEBAR]
CONTINGENT DEFERRED SALES CHARGE
OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[END SIDEBAR]

 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
 --------------------------------        ---------------------------------------

  First                                                   5.0%
  Second                                                  4.0%
  Third                                                   3.0%
  Fourth                                                  2.0%
  Fifth                                                   2.0%
  Sixth                                                   1.0%
  Seventh and thereafter                                  None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:
o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
     registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
     Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (i)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 59 1/2); (ii)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a
     "distribution" does not include a direct transfer of IRA, 403(b) Custodial
     Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares in connection with the Systematic Withdrawal Plan of up to
     12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic
     Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
     semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o    Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE.  Class B shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average

                                                                              23

daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE.  After ten years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to
Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2005.)

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the
Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC.  There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a

fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE.  Class C shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares,
Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o    Investors participating in the Investment Adviser's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o    Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o    Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o    Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o    Investors who were shareholders of the Dean Witter Retirement Series on
     September 11, 1998 for additional purchases for their former Dean Witter
     Retirement Series accounts.

o    The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

                                                                              25

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS.  To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class
D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2)
previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley
Funds you currently own that you acquired in exchange for those shares.
Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES)  The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the distribution of Class A, Class B and Class C shares,
(Class D shares are offered without any distribution fee.) The Plan allows the
Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by          , an independent registered
public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                    2004          2003        2002          2001          2000
 -------------------------------                    ----          ----        ----          ----          ----

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $  12.35      $  9.53     $ 15.97       $ 26.86       $ 33.83
                                                 ---------      -------     --------      --------      --------
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.12)       (0.12)      (0.16)       (0.20)        (0.33)
  Net realized and unrealized gain (loss)            2.53         2.94       (6.28)       (10.69)        (5.76)
                                                 ---------      -------     --------      --------      --------
Total income (loss) from investment operations       2.41         2.82       (6.44)       (10.89)        (6.09)
                                                 ---------      -------     --------      --------      --------
Less distributions from:
  Net realized gain                                   --            --          --            --         (0.77)
  Paid-in-capital                                     --            --          --            --         (0.11)
                                                 ---------      --------    --------      --------      --------
Total distributions                                   --            --          --            --         (0.88)
                                                 ---------      --------    --------      --------      --------
Net asset value, end of period                   $   14.76      $ 12.35     $  9.53       $ 15.97       $ 26.86
                                                 --------      -------     --------      --------      --------
TOTAL RETURN+                                       19.51%       29.59%     (40.33)%      (40.54)%      (18.72)%
                                                 ---------      -------     --------      --------      --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.47%        1.52%       1.43%         1.13%         1.11%
Net investment loss                                 (0.93)%      (1.22)%     (1.26)%       (1.02)%       (0.82)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 11,290       $10,826     $ 9,339       $21,509       $48,068
Portfolio turnover rate                             120%           179%         94%           25%           17%

[+/+]    The per share amounts were computed using an average number of shares outstanding during the period.

+        Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              27

Financial Highlights (Continued)

CLASS B SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                       2004         2003          2002          2001           2000
 -------------------------------                       ----         ----          ----          ----           ----

SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   11.83      $   9.19    $  15.53      $  26.35       $    33.36
                                                  ---------      --------    --------      --------       ----------
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.21)        (0.19)      (0.25)        (0.37)           (0.51)
  Net realized and unrealized gain (loss)             2.40          2.83       (6.09)       (10.45)           (5.62)
                                                  ---------      --------    --------      --------       ----------
Total income (loss) from investment operations        2.19          2.64       (6.34)       (10.82)           (6.13)
                                                  ---------      --------    --------      --------       ----------
Less distributions from:
  Net realized gain                                     --            --          --            --            (0.77)
  Paid-in-capital                                       --            --          --            --            (0.11)
                                                  ----------     ---------   ---------     ---------      ----------
Total distributions                                     --            --          --            --            (0.88)
                                                  ----------     ---------   ---------     ---------      ----------
Net asset value, end of period                    $   14.02      $  11.83    $   9.19      $  15.53       $    26.35
                                                  ---------      --------    --------      --------       ----------
TOTAL RETURN+                                        18.51%        28.73%     (40.82)%      (41.06)%         (19.12)%
                                                  ---------      --------    --------      --------       ----------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.24%         2.29%       2.20%         2.02%            1.58%
Net investment loss                                  (1.70)%       (1.99)%     (2.03)%       (1.91)%          (1.29)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 270,955      $296,711    $292,533      $705,388       $1,413,820
Portfolio turnover rate                             120%             179%         94%           25%              17%

[+/+]    The per share amounts were computed using an average number of shares outstanding during the period.

+        Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003         2002          2001          2000
 -------------------------------                    ----         ----         ----          ----          ----

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $  11.77      $  9.15     $ 15.43       $ 26.19       $ 33.24
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.21)       (0.19)      (0.22)        (0.37)        (0.62)
  Net realized and unrealized gain (loss)            2.40         2.81       (6.06)       (10.39)        (5.55)
                                                 ---------      -------     --------      --------      --------
Total income (loss) from investment operations       2.19         2.62       (6.28)       (10.76)        (6.17)
                                                 ---------      -------     --------      --------      --------
Less distributions from:
  Net realized gain                                   --            --          --            --         (0.77)
  Paid-in-capital                                     --            --          --            --         (0.11)
                                                 ---------      --------    --------      --------      --------
Total distributions                                   --            --          --            --         (0.88)
                                                 ---------      --------    --------      --------      --------
Net asset value, end of period                   $   13.96      $ 11.77     $  9.15       $ 15.43       $ 26.19
                                                 ---------      -------     --------      --------      --------
TOTAL RETURN+                                      18.61%     28.63%      (40.70)%      (41.08)%      (19.31)%
                                                 ----------    ---------    --------      --------      --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             2.23%        2.29%       1.98%         2.02%         1.86%
Net investment loss                                 (1.69)%      (1.99)%     (1.81)%       (1.91)%       (1.56)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 15,837       $16,069     $14,701       $32,016       $61,822
Portfolio turnover rate                             120%           179%         94%           25%           17%

[+/+]    The per share amounts were computed using an average number of shares outstanding during the period.

+        Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              29

Financial Highlights (Continued)

CLASS D SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003          2002          2001          2000
 -------------------------------                    ----         ----          ----          ----          ----

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $  12.51      $  9.62     $ 16.10       $ 27.04       $ 33.97
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.09)       (0.10)      (0.12)        (0.18)        (0.24)
  Net realized and unrealized gain (loss)            2.56         2.99       (6.36)       (10.76)        (5.81)
                                                 ---------      -------     --------      --------      --------
Total income (loss) from investment operations       2.47         2.89       (6.48)       (10.94)        (6.05)
                                                 ---------      -------     --------      --------      --------
Less distributions from:
  Net realized gain                                   --            --          --            --         (0.77)
  Paid-in-capital                                     --            --          --            --         (0.11)
                                                 ---------      --------    --------      --------      --------
Total distributions                                   --            --          --            --         (0.88)
                                                 ---------      --------    --------      --------      --------
Net asset value, end of period                   $   14.98      $ 12.51     $  9.62       $ 16.10       $ 27.04
                                                 ---------      -------     --------      --------      --------
TOTAL RETURN+                                      19.74%     30.04%      (40.25)%      (40.46)%      (18.52)%
                                                 ----------    ---------    --------      --------      --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.24%        1.29%       1.20%         1.02%         0.86%
Net investment loss                                 (0.70)%      (0.99)%     (1.03)%       (0.91)%       (0.57)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 90,844       $98,359     $85,534       $94,203       $23,815
Portfolio turnover rate                             120%           179%         94%           25%           17%

[+/+]    The per share amounts were computed using an average number of shares outstanding during the period.

+        Calculated based on the net asset value as of the last business day of the period.

(1)      Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes

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                                                                              31

Notes (Continued)

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Morgan Stanley Funds

EQUITY
------------------------
BLEND/CORE

Total Return Trust
Fund of Funds - Domestic Portfolio

------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

------------------------
VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust

------------------------
TAXABLE INTERMEDIATE TERM

Federal Securities Trust

Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust(NL)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market

------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for the Limited
Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a
mutual fund offering multiple classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Funds and Money Market Funds.

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:
------------------

CLASS A:     CPOAX CLASS B:    CPOBX
------------------ -----------------
CLASS C:     CPOCX CLASS D:    CPODX
------------------ -----------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

 (Copyright)  2005 Morgan Stanley

CLF# 38568 PRO-00

MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                     Capital Opportunities Trust
                                                                     38568 02/05

Morgan Stanley

                                                                      Prospectus
                                                                  March 30, 2005
[GRAPHIC OMITTED]

STATEMENT OF ADDITIONAL INFORMATION

                                                        MORGAN STANLEY
                                                        CAPITAL OPPORTUNITIES
                                                        TRUST

March 30, 2005

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated March 30, 2005) for Morgan Stanley Capital Opportunities Trust
may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
Capital Opportunities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Appendix A. Morgan Stanley Investment Management Proxy Voting Policy
            and Procedures ...................................................   Appendix A

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                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Adviser.

     "Custodian " - The Bank of New York.

     "Distributor " - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund " - Morgan Stanley Capital Opportunities Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser " - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds " - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent " - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

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I. FUND HISTORY
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     The Fund was organized as a Massachusetts business trust under a
Declaration of Trust on October 17, 1995 with the name "TCW/DW Mid-Cap Equity
Trust." On February 25, 1999 the Fund's Trustees adopted an Amendment to the
Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean
Witter Mid-Cap Equity Trust, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Mid-Cap Equity Trust. Effective
January 29, 2002, the Fund's name was changed to Morgan Stanley Capital
Opportunities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's

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total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intent to convert the holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.
These contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc.
("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be

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marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgaqes and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in

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a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell

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securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15%
of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the
"Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities.
Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities and other fixed-income securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds".
Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5%
of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

                                        8

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Investment Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a corresponding volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a corresponding negative impact upon the net asset value of a share of the Fund.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1. Seek long-term capital appreciation.

                                        9

   The Fund may not:

     1.   As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2.   As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

     5.   Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6.   Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     7.   Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the
          Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     8.   Purchase or sell commodities or commodities contracts.

     9.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

     10.  Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

     11.  Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b)
          purchasing any securities on a when-issued or delayed delivery basis;
          (c) borrowing money; or (d) lending portfolio securities.

     12.  Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.

     13.  Make short sales of securities.

     14.  Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

     15.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     16.  Invest for the purpose of exercising control or management of any other issuer.

     17.  Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or
          American Stock Exchange.

     18.  Invest in options or futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

[PORTFOLIO TURNOVER

     For the fiscal years ended November 30, 2003 and November 30, 2004, the
Fund's portfolio turnover rates were % and %, respectively.]

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D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;

     o    Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the
Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously

                                       11

made public, provided that the particular holding has been disclosed publicly.
Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund (including legal counsel) may receive non-public portfolio holdings information without entering into a nondisclosure agreement.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties: [TO COME]

                                       12

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above) and (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC, (iii) broker-dealer interest lists, (iv) shareholder in-kind distributions, (v) attribution analysis or (vi)
in connection with transition managers. In no instance may the Investment
Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings. The Investment Adviser shall report quarterly to the
Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Manager and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of
Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment
Adviser; the Distributor; or any affiliated person of the Fund, the Investment
Adviser, or the Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's
Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

                                       13

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of
Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       14

                              POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (64)              Trustee     Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

Edwin J. Garn (72)              Trustee     Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

Wayne E. Hedien (70)            Trustee     Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

                                        NUMBER OF
                                       PORTFOLIOS
                                        IN FUND
                                        COMPLEX
    PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
            PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
------------------------------------- ------------ ---------------------------

Private investor; Director or         197          None.
Trustee of the Retail Funds
(since April 1994) and the
Institutional Funds (since July
2003); formerly Vice Chairman of
Kmart Corporation (December
1998- October 2000), Chairman
and Chief Executive Officer of
Levitz Furniture Corporation
(November 1995- November 1998)
and President and Chief Executive
Officer of Hills Department Stores
(May 1991- July 1995); formerly
variously Chairman, Chief Executive
Officer, President and Chief Operating
Officer (1987-1991) of the Sears
Merchandise Group of Sears, Roebuck
& Co.

Director or Trustee of the Retail     197          Director of Franklin Covey
Funds (since January 1993) and                     (time management
the Institutional Funds (since July                systems), BMW Bank of
2003); member of the Utah                          North America, Inc.
Regional Advisory Board of                         (industrial loan
Pacific Corp.; formerly Managing                   corporation), United Space
Director of Summit Ventures LLC                    Alliance (joint venture
(2000-2004); United States                         between Lockheed Martin
Senator (R-Utah) (1974-1992)                       and the Boeing Company)
and Chairman, Senate Banking                       and Nuskin Asia Pacific
Committee (1980-1986), Mayor                       (multilevel marketing);
of Salt Lake City, Utah                            member of the board of
(1971-1974), Astronaut, Space                      various civic and
Shuttle Discovery (April 12-19,                    charitable organizations.
1985), and Vice Chairman,
Huntsman Corporation (chemical
company).

Retired; Director or Trustee          197          Director of The PMI Group
of the Retail Funds (since                         Inc. (private mortgage
September 1997) and the                            insurance); Trustee and
Institutional Funds (since                         Vice Chairman of The
July 2003); formerly                               Field Museum of Natural
associated with the Allstate                       History; director of
Companies (1966-1994), most                        various other business
recently as Chairman of The                        and charitable
Allstate Corporation (March                        organizations.
1993-December 1994) and
Chairman and Chief Executive
Officer of its wholly-owned
subsidiary, Allstate Insurance
Company (July 1989-December
1994).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       15

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)    LENGTH OF                                    COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------- ------------- ----------- -------------------------------- ------------ --------------------------

Dr. Manuel H. Johnson (55)    Trustee       Since       Senior Partner, Johnson Smick        197      Director of NVR, Inc.
c/o Johnson Smick                           July 1991   International, Inc., a                        (home construction);
International, Inc.                                     consulting firm; Chairman of                  Director of KFX Energy;
2099 Pennsylvania                                       the Audit Committee and                       Director of RBS
Avenue, N.W.                                            Director or Trustee of the                    Greenwich
Suite 950                                               Retail Funds (since July 1991)                Capital Holdings
Washington, D.C. 20006                                  and the Institutional Funds                   (financial holding
                                                        (since July 2003); Co-Chairman                company).
                                                        and a founder of the Group of
                                                        Seven Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.Treasury.

Joseph J. Kearns (62)         Trustee       Since       President, Kearns & Associates       198      Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003   LLC (investment consulting);                  Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                  leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                     Foundation, and the UCLA
Malibu, CA 90265                                        Trustee of the Retail Funds                   Foundation.
                                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael E. Nugent (68)        Trustee       Since       General Partner of Triumph           197      Director of various
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private                      business organizations.
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director
                                                        or Trustee of the Retail
                                                        Funds (since July 1991)
                                                        and the Institutional
                                                        Funds (since July 2001);
                                                        formerly Vice President,
                                                        Bankers Trust Company
                                                        and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (72)              Trustee       Since       Chairman of Lumelite Plastics        198      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                  certain investment
Corporation                                             Governance Committee and                      companies in the
85 Charles Colman Blvd.                                 Director or Trustee of the                    JPMorgan Funds complex
Pawling, NY 12564                                       Retail Funds (since July 2003)                managed by J.P. Morgan
                                                        and the Institutional Funds                   Investment Management
                                                        (since June 1992).                            Inc.

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                       16

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                                                                            COMPLEX
                                POSITION(S) LENGTH OF                                     OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT   OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*            PAST 5 YEARS**             TRUSTEE           BY TRUSTEE
------------------------------ ------------- ----------- -------------------------------- ------------ -------------------------

Charles A. Fiumefreddo (71)    Chairman      Since       Chairman and Director or             197      None.
c/o Morgan Stanley Trust       of the        July 1991   Trustee of the Retail Funds
Harborside Financial Center,   Board                     (since July 1991) and the
Plaza Two,                     and                       Institutional Funds (since
Jersey City, NJ 07311          Trustee                   July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds (until September
                                                         2002).

James F. Higgins (56)          Trustee       Since       Director or Trustee of the           197      Director of AXA
c/o Morgan Stanley Trust                     June        Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial                         2000        and the Institutional Funds                   Equitable Life Assurance
Center,                                                  (since July 2003); Senior                     Society of the United
Plaza Two,                                               Advisor of Morgan Stanley                     States (financial
Jersey City, NJ 07311                                    (since August 2000); Director                 services).
                                                         of the Distributor and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley (May
                                                         1999-August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley
                                                         (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                              POSITION(S)         LENGTH
 NAME, AGE AND ADDRESS OF      HELD WITH          OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT         SERVED*                            PAST 5 YEARS**
--------------------------   -------------   ----------------   -------------------------------------------------------

Mitchell M. Merin (51)       President       Since May 1999     President and Chief Operating Officer of Morgan
1221 Avenue of the                                              Stanley Investment Management Inc.; President,
Americas                                                        Director and Chief Executive Officer of the
New York, NY 10020                                              Investment Adviser and the Administrator; Chairman
                                                                and Director of the Distributor; Chairman and
                                                                Director of the Transfer Agent; Director of
                                                                various Morgan Stanley subsidiaries; President of the
                                                                Institutional Funds (since July 2003) and President of the
                                                                Retail Funds; Trustee (since July 2003) and President (since
                                                                December 2002) of the Van Kampen Closed-End Funds; Trustee
                                                                and President (since October 2002) of the Van Kampen Open-End
                                                                Funds.

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       17

                                POSITION(S)            LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH             OF TIME                       PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT             SERVED*                               PAST 5 YEARS**
--------------------------   ----------------   --------------------   ---------------------------------------------------------

Ronald E. Robison (66)       Executive          Since April            Principal Executive Officer of Funds in the Fund
1221 Avenue of the           Vice President     2003                   Complex (since May 2003); Managing Director of
Americas                     and                                       Morgan Stanley & Co. Incorporated, Morgan Stanley
New York, NY 10020           Principal                                 Investment Management Inc. and Morgan Stanley;
                             Executive                                 Managing Director, Chief Administrative Officer and
                             Officer                                   Director of the Investment Adviser and the

                                                                       Administrator; Chief Executive Officer and
                                                                       Director of the Transfer Agent; Managing Director
                                                                       and Director of the Distributor; Executive Vice
                                                                       President and Principal Executive Officer of the
                                                                       Institutional Funds (since July 2003) and the
                                                                       Retail Funds (since April 2003); Director of
                                                                       Morgan Stanley SICAV (since May 2004); previously
                                                                       President and Director of the Retail Funds (March
                                                                       2001-July 2003) and Chief Global Operations
                                                                       Officer of Morgan Stanley Investment Management
                                                                       Inc.

Joseph J. McAlinden (62)     Vice President     Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the                                                     Investment Adviser and Morgan Stanley Investment
Americas                                                               Management Inc.; Director of the Transfer Agent,
New York, NY 10020                                                     Chief Investment Officer of the Van Kampen Funds;
                                                                       Vice President of the Institutional Funds (since
                                                                       July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)              Vice President     Since February         General Counsel (since May 2000) and Managing
1221 Avenue of the                              1997                   Director (since December 2000) of Morgan Stanley
Americas                                                               Investment Management; Managing Director (since
New York, NY 10020                                                     December 2000), Secretary (since February 1997)
                                                                       and Director of the Investment Adviser and the
                                                                       Administrator; Vice President of the Retail Funds;
                                                                       Assistant Secretary of Morgan Stanley DW; Vice
                                                                       President of the Institutional Funds (since July
                                                                       2003); Managing Director, Secretary and Director
                                                                       of the Distributor; previously Secretary (February
                                                                       1997-July 2003) and General Counsel of the Retail
                                                                       Funds (February 1997-April 2004); Vice President
                                                                       and Assistant General Counsel of the Investment
                                                                       Adviser and the Administrator (February
                                                                       1997-December 2001).

Amy R. Doberman (42)         Vice President     Since July 2004        Managing Director and General Counsel, U.S.
1221 Avenue of the                                                     Investment Management; Managing Director of
Americas                                                               Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                     Investment Adviser, Vice President of the Institutional
                                                                       and Retail Funds (since July 2004); Vice President
                                                                       of the Van Kampen Funds (since August 2004);
                                                                       previously, Managing Director and General Counsel
                                                                       - Americas, UBS Global Asset Management (July
                                                                       2000-July 2004) and General Counsel, Aeltus
                                                                       Investment Management, Inc. (January 1997-July
                                                                       2000).

Carsten Otto (41)            Chief              Since October 2004     Executive Director and U.S. Director of Compliance
1221 Avenue of the           Compliance                                for Morgan Stanley Investment Management (since
Americas                     Officer                                   October 2004); Executive Director of the Investment
New York, NY 10020                                                     Adviser and Morgan Stanley Investment
                                                                       Management, Inc.; formerly Assistant Secretary and
                                                                       Assistant General Counsel of the Morgan Stanley
                                                                       Retail Funds.

Stefanie V. Chang (38)       Vice President     Since July 2003        Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                     Incorporated, Morgan Stanley Investment
Americas                                                               Management Inc. and the Investment Adviser; Vice
New York, NY 10020                                                     President of the Institutional Funds and the Retail
                                                                       Funds (since July 2003); formerly practiced law
                                                                       with the New York law firm of Rogers & Wells (now
                                                                       Clifford Chance US LLP).

Francis J. Smith (39)        Treasurer          Treasurer since        Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust     and Chief          July 2003 and          Morgan Stanley Services (since December 2001);
Harborside Financial         Financial          Chief Financial        previously, Vice President of the Retail Funds
Center,                      Officer            Officer since          (September 2002-July 2003); Vice President of the
Plaza Two,                                      September 2002         Investment Adviser and the Administrator (August
Jersey City, NJ 07311                                                  2000-November 2001) and Senior Manager at
                                                                       PricewaterhouseCoopers LLP (January 1998-August
                                                                       2000).

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                       18

                                POSITION(S)          LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT           SERVED*                            PAST 5 YEARS**
--------------------------   ----------------   -----------------   ------------------------------------------------------

Thomas F. Caloia (58)        Vice President     Since July 2003     Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                            Assistant Treasurer of the Investment Adviser, the
Harborside Financial                                                Distributor and the Administrator; previously
Center,                                                             Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                          formerly First Vice President of the Investment
Jersey City, NJ 07311                                               Adviser, the Distributor and the Administrator.

Mary E. Mullin (37)          Secretary          Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                  Incorporated, Morgan Stanley Investment
Americas                                                            Management Inc. and the Investment Adviser;
New York, NY 10020                                                  Secretary of the Institutional Funds and the Retail
                                                                    Funds (since July 2003); formerly practiced law
                                                                    with the New York law firms of McDermott, Will &
                                                                    Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                    LLP.

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo,
Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth
Nelson, Debra Rubano, Rita Rubin and Sheldon Winicour.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                         (AS OF DECEMBER 31, 2004)
------------------------   -----------------------------------------------   -----------------------------------------------

INDEPENDENT:                                     None
Michael Bozic                               $1 - $50,000                                      over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Fergus Reid(1)                                  None                                          over $100,000
INTERESTED:                                     None
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, Messrs. Kearns and Reid had deferred a total of
      $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two

                                       19

Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended
November 30, 2004, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being Independent Trustees or individually Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended November 30, 2004, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund,

                                       20

including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below.

     There were 27 meetings of the Board of Trustees of the Fund held during the fiscal year ended November 30, 2004. The Independent Trustees of the Fund also met four times during that time, in addition to the 27 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended November 30, 2004, the Insurance Committee held five meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each Fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional
Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the

                                       21

Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail
Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the
Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Boards of the Retail Funds and the Institutional Funds and for
administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee or Officer.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the
Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees
additional annual fees of $500). With the exception of an Audit Committee
Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation paid to the Fund's
Trustees from the Fund for the fiscal year ended November 30, 2004.

                                FUND COMPENSATION

                                         AGGREGATE
                                        COMPENSATION
NAME OF TRUSTEE                         FROM FUND(4)
------------------------------------   -------------

Michael Bozic(1)(3) ................       $  518
Charles A. Fiumefreddo*(2) .........        1,041
Edwin J. Garn(1)(3) ................          518
Wayne E. Hedien(1)(2) ..............          518
James F. Higgins* ..................            0
Dr. Manuel H. Johnson(1) ...........          691
Joseph J. Kearns(1)(4) .............          597
Michael E. Nugent(1)(2) ............          605
Fergus Reid(1)(3) ..................          605

----------
(*)   Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes amounts deferred at the election of Trustees under the DC Plan.
      The total amount of deferred compensation (including interest) payable or accrued by Mr. Kearns was $216.

                                       22

     The following table shows aggregate compensation paid to each of the Fund's
Trustees by the Fund Complex (which includes all of the Retail and Institutional
Funds) for the calendar year ended December 31, 2004. Because the funds in the
Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

                       CASH COMPENSATION FROM FUND COMPLEX

                                         NUMBER OF
                                     PORTFOLIOS IN THE
                                       FUND COMPLEX       TOTAL COMPENSATION
                                      FROM WHICH THE        FROM THE FUND
                                     TRUSTEE RECEIVED      COMPLEX PAYABLE
NAME OF TRUSTEE                        COMPENSATION          TO TRUSTEES
---------------------------------   ------------------   -------------------

Michael Bozic ...................          197                 $178,000
Charles A. Fiumefreddo* .........          197                  360,000
Edwin J. Garn ...................          197                  178,000
Wayne E. Hedien .................          197                  178,000
James F. Higgins* ...............          197                        0
Dr. Manuel H. Johnson ...........          197                  238,000
Joseph J. Kearns(1) .............          198                  219,903
Michael E. Nugent ...............          197                  208,000
Fergus Reid(1) ..................          198                  221,376

----------
*     Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1)   Includes amounts deferred at the election of the Trustees under the DC
      Plan and the Prior DC Plan. The total amount of deferred compensation
      (including interest) payable or accrued by Mr. Kearns was $76,250.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                  RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
                                            FUND EXPENSES                     RETIREMENT(1)
                                  --------------------------------   -------------------------------
                                           BY ALL ADOPTING                  FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                     FUNDS                             FUNDS
-------------------------------   --------------------------------   -------------------------------

Michael Bozic .................                $19,437                           $46,871
Edwin J. Garn .................                 28,779                            46,917
Wayne E. Hedien ...............                 37,860                            40,020
Dr. Manuel H. Johnson .........                 19,701                            68,630
Michael E. Nugent .............                 35,471                            61,377

----------

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       23

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding Class A shares of the
Fund as of , 2005: State Street Bank and Trust Co. FBO ADP/Morgan Stanley
Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318-29.18%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.75% of the portion of daily net assets not exceeding $500 million; 0.725% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion;
0.70% of the portion of daily net assets exceeding $2 billion but not exceeding
$3 billion and; 0.675% of the portion of daily net assets exceeding $3 billion.
The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended
November 30, 2002, 2003 and 2004, the Investment Adviser accrued total compensation under the Management Agreement in the amount of $4,588,484,
$2,847,838 and $ , respectively.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595%
of the portion of daily net assets exceeding $3 billion. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment
Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a
wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the
Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     Under a former Sub-Advisory Agreement (the "Sub-Advisory Agreement") in
effect for the fiscal period December 1, 2001 through September 30, 2002, between TCW Investment Management Company ("TCW") and the Investment Adviser,
TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Adviser. The Investment Adviser paid TCW monthly compensation equal to 40% of the Investment Adviser's fee. For the fiscal period December 1,
2001 through September 30, 2002, the Investment Adviser paid $1,640,755 in sub-advisory fees to TCW.

                                       24

     Although the entities providing administrative services to the fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

     In approving the advisory agreements, the Board of Trustees, including the
Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser; the performance, fees and expenses of the
Fund compared to other similar investment companies; the Investment Adviser's expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the management fee, the Independent Trustees noted that the effective management fee, at asset levels as of the fiscal year ended November 30, 2003, was higher than the average management fee of the Fund's peer group because several funds in the peer group were waiving part of their contractual management fee, but the Fund's contractual fee was lower than that of the peer group average. They further noted that the Fund's other expenses were also higher than the Fund's peer group average. The Independent Trustees also evaluated the performance of the Fund relative to its peer group and noted that its three and five year performance was lower than the peer group average, but that the Fund's performance for the one year period and for the period since the change in the portfolio management team on October 31, 2002, was better than its peer group average. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment
Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of
Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected
Dealer Agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

                                       25

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment
Adviser, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Management Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule
12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company
Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act of omission by the Administrator or for any losses sustained by the Fund

                                       26

or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                               2004                        2003                        2002
                               ----                        ----                        ----

Class A ..........    FSCs:(1)     $              FSCs:(1)     $ 23,201      FSCs:(1)     $   37,309
                     CDSCs:        $             CDSCs:        $    152     CDSCs:        $       45
Class B ..........   CDSCs:        $             CDSCs:        $539,089     CDSCs:        $1,268,824
Class C ..........   CDSCs:        $             CDSCs:        $  3,043     CDSCs:        $    5,906

----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November
30, 2004, of $    . This amount is equal to 1.00% of the average daily net
assets of Class B for the fiscal year and was calculated pursuant to clause (b)
of the compensation formula under the Plan. For the fiscal year ended
November 30, 2004, Class A and Class C shares of the Fund accrued payments under
the Plan amounting to $    and    $ , respectively, which amounts are equal
to   % and   % of the average daily net assets of Class A and Class C,
respectively, for the fiscal year.

                                       27

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.0%, in the case of Class C, of the average net assets of the respective
Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than

                                       28

such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the
Fund, and in making such a determination shall consider the scope of the
Distributor's commitment to promoting the distribution of the Fund's Class A and
Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2004 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $111,285,397 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
11.09% ($12,338,791)-advertising and promotional expenses; (ii) 0.19%
($214,336)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 88.72% ($98,732,270)-other expenses, including the gross sales credit and the carrying charge, of which 7.39% ($7,295,227)
represents carrying charges, 24.21% ($23,907,857) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 34.28% ($33,840,589) represents overhead and other branch office distribution-related expenses and 34.12% ($33,688,597) represents excess distribution expenses of Morgan Stanley Dean Witter Mid-Cap Dividend Growth
Securities, the net assets of which were combined with those of the Fund on July
24, 2000 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the
Plan during the fiscal year ended November 30, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $58,525,461 as of November 30, 2004 (the end of the Fund's
fiscal year), which was equal to 21.60% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class C at December 31, 2004 (the end of the calendar year). No

                                       29

interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     _________________, Two World Financial Center, New York, NY 10281, is the
independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder

                                       30

accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists.
For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

H. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     A copy of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is attached as Appendix A.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund
Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at
http://www.sec.gov.

I. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different
Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

   (2)   On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
         Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

                                       31

      o  An amount equal to 0.20% of gross sales of Fund shares; and

      o  For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended November 30, 2002, 2003 and 2004, the Fund paid
a total of $2,766,020, $2,429,532 and $      , respectively, in brokerage
commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended November 30, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing

                                       32

standard. The Fund does not reduce the management fee it pays to the Investment
Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 2002, 2003 and 2004, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

During the fiscal years ended November 30, 2002, 2003 and 2004, the Fund paid a
total of $100,059, $43,632 and $     , respectively, in brokerage commissions to
Morgan Stanley & Co. During the fiscal year ended November 30, 2004, the
brokerage commissions paid to Morgan Stanley & Co. represented approximately   %
of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to
approximately   % of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser, and certain of its affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment adviser or adviser to others.
It is the practice of the Investment Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement

                                       33

facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 2004, the Fund paid $     in
brokerage commissions in connection with transactions in the aggregate amount of
$     to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     [During the fiscal year ended November 30, 2004, the Fund purchased
securities issued by           , which issuer was among the ten brokers or the
ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At November 30, 2004, the Fund did not own any securities issued by any of these issuers.]

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on

                                       34

June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the
Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Management, Investment Advice and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the

                                       35

time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq
Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price.
In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or
401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

                                       36

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders only if and to the extent that they are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations) may generally be subject to federal withholding tax and may give rise to an

                                       37

obligation on the part of the foreign shareholder to file a U.S. tax return.
Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of any other continuously offered
Morgan Stanley Fund are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

                                       38

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                   PERIOD ENDED NOVEMBER 30, 2004

                      INCEPTION
CLASS                   DATE       1 YEAR     5 YEARS     LIFE OF FUND
------------------   ----------   --------   ---------   -------------
Class A ..........   07/28/97%          %             %
Class B ..........   02/27/96%          %             %
Class C ..........   07/28/97%          %             %
Class D ..........   07/28/97%          %             %

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2004

                      INCEPTION
CLASS                   DATE       1 YEAR     5 YEARS     LIFE OF FUND
------------------   ----------   --------   ---------   -------------
Class A ..........   07/28/97%          %             %
Class B ..........   02/27/96%          %             %
Class C ..........   07/28/97%          %             %
Class D ..........   07/28/97%          %             %

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2004

                      INCEPTION
CLASS                   DATE       1 YEAR     5 YEARS     LIFE OF FUND
------------------   ----------   --------   ---------   -------------
Class A ..........   07/28/97%          %             %
Class B ..........   02/27/96%          %             %
Class C ..........   07/28/97%          %             %
Class D ..........   07/28/97%          %             %

 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS B

                         PERIOD ENDED NOVEMBER 30, 2004

                                                           INCEPTION
CALCULATION METHODOLOGY                                      DATE       1 YEAR     5 YEARS     LIFE OF FUND
-------------------------------------------------------   ----------   --------   ---------   -------------

After taxes on distributions ..........................   02/27/96%          %             %
After taxes on distributions and redemptions ..........   02/27/96%          %             %

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Fund's audited financial statements for the fiscal year ended November 30,
2004, including notes thereto and the report of     , are herein incorporated by
reference from the Fund's annual report. A copy of the Fund's Annual Report to
Shareholders must accompany the delivery of this Statement of Additional
Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       39

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley
Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment
Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley
Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited,
Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP,
Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM
Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM
Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM
Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the
MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy.
In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the
MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process,
Institutional Shareholder Services ("ISS") and the Investor Responsibility
Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the
MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A.
below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis

                                       A-1

only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy
Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client
Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1.  When voting on routine ballot items, unless otherwise determined by the
       Proxy Review Committee, the following proposals will be voted in support of management.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  General updating/corrective amendments to the charter.

       o  Proposals to limit Directors' liability and/or broaden indemnification of Directors.

       o  Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

       o  Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o  Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

       o  Proposals to eliminate cumulative voting.

       o  Proposals to eliminate preemptive rights.

       o  Proposals for confidential voting and independent tabulation of voting results.

       o  Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2.  Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

          Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

          (i)    A nominee has, or any time during the previous five years
                 had, a relationship with the issuer (e.g., investment
                 banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)
                 that may impair his or her independence.;

          (ii)   A direct conflict exists between the interests of the
                 nominee and the public shareholders; or

                                       A-2

          (iii)  Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would
                 include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to
                 be composed of independent directors and requiring a
                 majority independent board.

   3.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

       o  Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

       o  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o  Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o  Proposals for the establishment of employee stock option Plans and other employee ownership plans.

       o  Proposals for the establishment of employee retirement and severance plans

       Anti-Takeover Matters

       o  Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o  Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

                                       A-3

   4.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against
       (notwithstanding management support).

       o  Proposals to establish cumulative voting rights in the election of directors.

       o  Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Proposals to create "blank check" preferred stock.

       o  Proposals relating to changes in capitalization by 100% or more.

       o  Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       o  Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   5.  The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o  Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal
          company-specific knowledge.

       o  Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o  Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o  Proposals relating to Executive/Director stock option plans.
          Generally, stock option plans should meet the following criteria:

          (i)        The stock option plan should be incentive based;

          (ii)       For mature companies, should be no more than 5% of the
                     issued capital at the time of approval;

          (iii)      For growth companies, should be no more than 10% of the
                     issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o  Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

                                       A-4

B. SHAREHOLDER PROPOSALS

   1.  The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

       o  Proposals requiring auditors to attend the annual meeting of shareholders.

       o  Proposals requiring non-U.S. companies to have a separate Chairman and
          CEO.

       o  Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o  Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

       o  Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

       o  Proposals requiring confidential voting.

       o  Proposals to reduce or eliminate supermajority voting requirements.

       o  Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

       o  Proposals to require the company to expense stock options.

   2.  The following shareholder proposals will be voted as determined by the
       Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o  Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange
          Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Proposals requiring shareholder approval for bylaw or charter amendments.

       o  Proposals requiring shareholder approval of executive compensation.

       o  Proposals requiring shareholder approval of golden parachutes.

       o  Proposals to eliminate certain anti-takeover related provisions.

       o  Proposals to prohibit payment of greenmail.

   3.  The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

       o  Proposals to declassify the Board of Directors (if management supports a classified board).

       o  Proposals requiring a U.S. company to have a separate Chairman and
          CEO.

       o  Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o  Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o  Proposals that require inappropriate endorsements or corporate actions.

       o  Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

                                       A-5

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1.  The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

       (a)  The Committee, which is appointed by MSIM's Chief Investment
            Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and
            geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b)  The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and
            Procedures and establish and direct voting positions
            consistent with the Client Proxy Standard.

       (c)  The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to
            MSIM's Proxy Voting Policy and Procedures; and (2) review
            proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as
            appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely
            communicate to ISS MSIM's Proxy Voting Policy and Procedures
            (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)  The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing
            certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM
            portfolios to be voted differently than other shares) and/or
            "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures);
            (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in
            these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The
            Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

       (e)  In addition to the procedures discussed above, if the
            Committee determines that an issue raises a potential
            material conflict of interest, or gives rise to the
            appearance of a potential material conflict of interest, the
            Committee will request a special committee to review, and
            recommend a course of action with respect to, the conflict(s)
            in question ("Special Committee"). The Special Committee
            shall be comprised of the Chariman of the Proxy Review
            Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review
            Committee) designated by the Proxy Review Committee and
            MSIM's Chief Investment Officer or his/her designee. The
            Special Committee may request the assistance of MSIM's
            General Counsel or his/her designee and will have sole
            discretion to cast a vote. In addition to the research
            provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and
            outside sources to the extent it deems appropriate.

       (f)  The Committee and the Special Committee, or their
            designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the
            Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these
            decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their

                                       A-6

            decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g)  The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the
            Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other
            things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

   1.  If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

   2.  A material conflict of interest could exist in the following situations, among others:

       (a)  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter
            affecting the issuer;

       (b)  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

       (c)  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. Proxy Voting Reports

       (a)        MSIM will promptly provide a copy of these Policy and
                  Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that
                  client's account.

       (b)        MSIM's legal department is responsible for filing an annual
                  Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                       A-7

                   MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

                            PART C OTHER INFORMATION

Item 23. Exhibits

(a)(1).   Form of Declaration of Trust of the Registrant, dated October 16,
          1995, is incorporated by reference to Exhibit 1 of the Initial
          Registration Statement on Form N-1A, filed on October 25, 1995.

   (2).   Instrument Establishing and Designating Additional Classes is
          incorporated by reference to Exhibit 1 of Post-Effective Amendment No.
          3 to the Registration Statement on Form N-1A, filed on July 15, 1997.

   (3).   Form of Amendment dated June 25, 1999 to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(c) of
          Post-Effective Amendment No. 8 to the Registration Statement on Form
          N-1A, filed on June 24, 1999.

   (4).   Amendment to the Declaration of Trust of the Registrant, dated June
          18, 2001, is incorporated by reference to Exhibit 1(d) of
          Post-Effective Amendment No. 11 to the Registration Statement on
          Form N-1A, filed on January 29, 2002.

   (5).   Amendment to the Declaration of Trust of the Registrant, dated January
          29, 2002, is incorporated by reference to Exhibit 1(e) of
          Post-Effective Amendment No. 11 to the Registration Statement on
          Form N-1A, filed on January 29, 2002.

(b).      Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit (b) of Post-Effective
          Amendment No. 3 to the Registration Statement on Form N-1A, filed on
          February 27, 2004.

(c).      Not Applicable.

(d).      Amended and Restated Investment Advisory Agreement, dated November 1,
          2004, filed herein.

(e)(1).   Amended Distribution Agreement between the Registrant and Morgan
          Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A, filed on June 24, 1999.

   (2).   Selected Dealers Agreement between Morgan Stanley Distributors Inc.
          and Morgan Stanley DW Inc. is incorporated by reference to Exhibit
          6(c) of Pre-Effective Amendment No. 1 to the Registration Statement on
          Form N-1A, filed on December 6, 1995.

(f).      Not Applicable.

(g)(1).   Custody Agreement between the Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on December 6,
          1995.

   (2).   Amendment dated April 17, 1996 to the Custody Agreement of this
          Registrant is incorporated by reference to Exhibit 8 of Post-Effective
          Amendment No. 1 to the Registration Statement on Form N-1A, filed on
          July 1, 1996.

   (3).   Amendment dated June 15, 2001 to the Custody Agreement of the
          Registrant is incorporated by reference to Exhibit 7(c) of
          Post-Effective Amendment No. 11 to the Registration Statement on Form
          N-1A, filed on January 29, 2002.

   (4).   Foreign Custody Manager Agreement between the Bank of New York and the
          Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 11 to the Registration
          Statement on Form N-1A, filed on January 29, 2002.

(h)(1).   Amended and Restated Transfer Agency and Service Agreement, dated
          November 1, 2004, between the Registrant and Morgan Stanley Trust, filed herein.

   (2).   Administration Agreement, dated November 1, 2004, between Morgan
          Stanley Services Company Inc. and the Registrant, filed herein.

(i)(1).   Opinion and Consent of Clifford Chance US LLP, to be filed by further amendment.

   (2).   Opinion of Dechert LLP, Massachusetts Counsel, to be filed by further amendment.

(j).      Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k).      Not Applicable.

(l).      Not Applicable.

(m).      Amended and Restated Plan of Distribution Pursuant to Rule 12b-1,
          dated May 1, 2004, filed herein.

(n).      Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28,
          2004, filed herein.

(o).      Not Applicable.

(p)(1).   Code of Ethics of Morgan Stanley Investment Management, filed herein.

   (2).   Code of Ethics of the Morgan Stanley Funds, filed herein.

Other     Powers of Attorney of Trustees, dated January 27, 2005, filed herein.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust
and under Section 4.8 of the Registrant's By-Laws, the indemnification of the
Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the
Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The
Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the
Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory
Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment
Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment
Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator
will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant
shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense
(including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and
Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the
Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the
Underwriter and any such controlling persons to be deemed to protect the
Underwriter or any such controlling persons thereof against any liability to the
Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii)
is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the
Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

             Insofar as indemnification for liabilities arising under the
Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the
indemnification provision of its by-laws in a manner consistent with Release
11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Adviser, the
Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment
Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City,
New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ----------------------------------------------------------------

Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President of the Morgan Stanley
                                                  Funds.

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Principal Executive Officer -- Office of the Funds; Managing
Managing Director,                                Director, Chief Administrative Officer and Director of Morgan
Chief Administrative Officer and                  Stanley Services; Chief Executive Officer and Director of Morgan
Director                                          Stanley Trust; Managing Director of Morgan Stanley Distributors;
                                                  Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Dean Witter Investment Management Limited.;
                                                  Vice President and Investment Manager of Morgan Stanley & Co.
                                                  International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)      Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Equity Fund Inc.
(20) Morgan Stanley Equally-Weighted S&P 500 Fund
(21) Morgan Stanley Federal Securities Trust
(22) Morgan Stanley Financial Services Trust
(23) Morgan Stanley Flexible Income Trust
(24) Morgan Stanley Fund of Funds
(25) Morgan Stanley Fundamental Value Fund
(26) Morgan Stanley Global Advantage Fund
(27) Morgan Stanley Global Dividend Growth Securities
(28) Morgan Stanley Global Utilities Fund
(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Limited Duration Fund
(40) Morgan Stanley Limited Duration U.S. Treasury Trust
(41) Morgan Stanley Limited Term Municipal Trust
(42) Morgan Stanley Liquid Asset Fund Inc.
(43) Morgan Stanley Mid-Cap Value Fund
(44) Morgan Stanley Nasdaq-100 Index Fund
(45) Morgan Stanley Natural Resource Development Securities Inc.
(46) Morgan Stanley New York Municipal Money Market Trust
(47) Morgan Stanley New York Tax-Free Income Fund
(48) Morgan Stanley Pacific Growth Fund Inc.
(49) Morgan Stanley Prime Income Trust
(50) Morgan Stanley Quality Income Trust
(51) Morgan Stanley Real Estate Fund
(52) Morgan Stanley S&P 500 Index Fund
(53) Morgan Stanley Select Dimensions Investment Series
(54) Morgan Stanley Small-Mid Special Value Fund
(55) Morgan Stanley Special Growth Fund
(56) Morgan Stanley Special Value Fund
(57) Morgan Stanley Strategist Fund
(58) Morgan Stanley Tax-Exempt Securities Trust
(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund
(61) Morgan Stanley Total Return Trust
(62) Morgan Stanley U.S. Government Money Market Trust
(63) Morgan Stanley U.S. Government Securities Trust
(64) Morgan Stanley Utilities Fund
(65) Morgan Stanley Value Fund
(66) Morgan Stanley Variable Investment Series

(b)      The following information is given regarding directors and officers of
Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New
York 10020. None of the following persons has any position or office with the
Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
Fred Gonfiantini           Executive Director and Financial Operations
                           Principal of Morgan Stanley Distributors Inc.

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Adviser and Administrator at their offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of January, 2005.

                                  MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

                                      By  /s/ Amy R. Doberman
                                         ---------------------------------
                                              Amy R. Doberman
                                              Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post
-Effective Amendment No. 14 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                                 Title                      Date
         ----------                                 -----                      ----

(1) Principal Executive Officer             Executive Vice President
                                            and Principal Executive
By /s/ Ronald E. Robison                    Officer                          01/28/05
   ------------------------------
       Ronald E. Robison

(2) Principal Financial Officer             Chief Financial Officer

By  /s/ Francis J. Smith                                                     01/28/05
   ------------------------------
        Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By  /s/ Barry Fink                                                           01/28/05
   ------------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Joseph J. Kearns
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        Fergus Reid
    Manuel H. Johnson

By /s/ Carl Frischling                                                       01/28/05
   ------------------------------
       Carl Frischling
       Attorney-in-Fact

                   MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

                                 Exhibit Index

(d)    Amended and Restated Investment Advisory Agreement, dated November 1,
       2004.

(h)(1) Amended and Restated Transfer Agency and Service Agreement, dated
       November 1, 2004.

   (2) Administration Agreement, dated November 1, 2004.

(m)    Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated
       May 1, 2004.

(n)    Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28, 2004.

(p)(1) Code of Ethics of Morgan Stanley Investment Management.

   (2) Code of Ethics of the Morgan Stanley Funds.

(q)    Powers of Attorney of Trustees, dated January 27, 2005.